Exhibit 10.11

Execution Version

FOURTH AMENDMENT TO CREDIT AGREEMENT

This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”),

dated as of February 20, 2026, is by and among (1) KAYNE DL 2021, INC., a Delaware corporation (“Borrower”), (2) the Lenders (as defined below) party hereto and (3) CITY NATIONAL BANK (“CNB”), as administrative agent for the Lenders (in such capacity, the “Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H

A.
The Borrower, certain banks and financial institutions from time to time party thereto (the “Lenders”) and the Agent are parties to that certain Credit Agreement, dated as of February 25, 2022 (as amended by that certain First Amendment to Credit Agreement dated as of February 24, 2023, as amended by that certain Second Amendment to Credit Agreement, dated as of February 22, 2024, as amended by that certain Third Amendment to Credit Agreement, dated as of February 21, 2025, and as the same may be further amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”).

B.
The Borrower has entered into a Security Agreement in favor of the Agent, dated as of February 25, 2022 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Security Agreement”).

C.
The Borrower has requested that the Agent and the Lenders amend the Credit Agreement to extend the Maturity Date as set forth herein.

D.
Agent and Lenders are willing to agree to such requests, in accordance with and subject to the terms and conditions set forth herein and the other parties hereto have agreed to join in the execution of this Amendment in their respective capacities, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I AMENDMENTS TO CREDIT AGREEMENT

Subject to the satisfaction of the conditions set forth in Section 2.1 below, the Credit Agreement (as in effect immediately prior to this Amendment) is hereby amended as follows:

1.1
The following definitions are added to Section 1.1 of the Credit Agreement, in appropriate alphabetical order or, if already contained in such Section, are amended and restated in their entirety, in each case, as follows:

““DLA” means DLA Piper LLP (US).

300455609v2

“Maturity Date” means the earlier of (a) February 19, 2027, (b) twenty (20) Business Days prior to the termination of the Governing Documents of the Borrower, and (c) twenty (20) Business Days prior to the on which the Borrower’s ability to call Capital Commitments for the purpose of repaying the Obligations is terminated.”

1.1
The definition of “KMR” contained in Section 1.1 of the Credit Agreement is hereby deleted in its entirety.

1.2
Section 10.19 of the Credit Agreement is hereby amended by amending and restating the following definitions as follows:

“10.19 Legal Representation of Agent. In connection with the negotiation, drafting, and execution of this Agreement and the other Loan Documents, or in connection with future legal representation relating to loan administration, amendments, modifications, waivers, or enforcement of remedies, DLA only has represented and only shall represent CNB in its capacity as Agent and as a Lender. Each other Lender hereby acknowledges that DLA does not represent it in connection with any such matters.”

1.3
Exhibit 9.3 (Addresses and Information for Notices) is hereby amended and restated in its entirety in the form attached hereto as Annex A.

ARTICLE II CONDITIONS TO EFFECTIVENESS

2.1
Closing Conditions. This Amendment shall become effective (the “Fourth Amendment Effective Date”) upon satisfaction (or waiver) of the following conditions (in each case, in form and substance acceptable to the Agent in its sole discretion):

(b)
This Amendment. The execution and delivery of this Amendment duly executed by the Borrower, the Lenders party hereto and the Agent.

(c)
No Default. No Unmatured Event of Default or Event of Default has occurred and is continuing or would be caused by the consummation of the transactions contemplated by this Amendment.
(d)
Good Standing Certificates. Agent shall have received a certificate of status with respect to the Borrower dated within 20 days of the date of this Amendment, issued by the Secretary of State of the State of Delaware, which certificate shall indicate that Borrower is in good standing in such state.

(e)
Lien Searches. Agent shall have received a UCC search with respect to Borrower from the Delaware Secretary of State, the results of which shall be reasonably satisfactory to Agent.

(f)
Aggregate Unfunded Commitments Certificate; Exhibit S-1. Agent shall have received an updated Exhibit S-1 reflecting the current list of Investors, the Capital Commitment of each Investor, the Remaining Commitment of each Investor and the contributed portion of each Capital Commitment of each Investor as of the date hereof.

(g)
Expenses. Agent shall have received (i) an extension fee in the amount of

$[REDACTED], which fee is fully earned and non-refundable on the Fourth Amendment Effective Date, and (ii) full payment of all of the reasonable out-of-pocket fees, costs, and expenses of Agent (including the reasonable fees and expenses of Agent’s counsel) actually incurred in connection with the preparation, negotiation, execution, and delivery of this Amendment (including those payable pursuant to Section 8.1 of the Credit Agreement).

(h)
Representations and Warranties. The representations and warranties contained in Section 3.2 below shall be true and correct as of the date hereof.

ARTICLE III MISCELLANEOUS

4.1
Amended Terms.

(a)
Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof,” “therein” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended hereby.

(b)
Except as specifically amended herein, the Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)
The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement or any other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Documents.

4.2
Representations and Warranties of the Borrower. Borrower represents and warrants to Agent and each Lender as follows:

(a)
It has all requisite power and authority under applicable law and under its organizational documents to execute, deliver and perform its obligations under this Amendment, and to perform its obligations under the Credit Agreement as amended hereby;

(b)
All actions, waivers and consents (corporate, regulatory and otherwise) necessary or appropriate for it to execute, deliver and perform its obligations under this Amendment and to perform its obligations under the Credit Agreement as amended hereby, have been taken and/or received;

(c)
This Amendment and the Credit Agreement, as amended by this Amendment,

constitute the legal, valid and binding obligation of it enforceable against it in accordance with the terms, except as the enforceability hereof or thereof may be affected by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors’ rights generally, and the limitation of certain remedies by certain equitable principles of general applicability;

(d)
The execution, delivery and performance of this Amendment, and the performance by the Borrower of its obligations under the Credit Agreement, as amended hereby, will not violate or contravene (a) any provision of any federal (including the Exchange Act), state, or local law, rule, or regulation (including Regulations T, U, and X of the Federal Reserve Board) binding on it, (b) any order of any domestic governmental authority, court, arbitration board, or tribunal binding on it, (c) the Governing Documents of Borrower or any Subscription Agreement, or any other contractual obligations between Borrower or Adviser and any Investor, or (d) any provisions of, result in a breach of, constitute (with the giving of notice or the lapse of time) a default under, or result in the creation of any Lien (other than a Permitted Lien) upon any of the Assets of the Borrower pursuant to, any Contractual Obligation of the Borrower;

(e)
The representations and warranties contained in the Credit Agreement, the Security Agreement and the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of this Amendment, before and after giving effect to the same, as though made on and as of such date (except to the extent that such representations and warranties solely relate to an earlier date);

(f)
No Event of Default or Unmatured Event of Default has occurred or is continuing on the date of this Amendment or would result from the transactions contemplated by this Amendment; and

(g)
The Security Agreement continues to create a valid security interest in, and Lien upon, the Collateral, in favor of the Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with the terms of the Security Agreement and prior to all Liens other than Permitted Liens; and

(h)
As of the date hereof, the incumbency certificate, resolutions and the Governing Documents of the Borrower delivered to Agent on the Closing Date remain true and correct without amendment thereto.

4.3
Reaffirmation of Obligations. Borrower hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement (as amended hereby), Security Agreement and each other Loan Documents applicable to it and (b) that it is responsible for the observance and full performance of its Obligations. Borrower acknowledges receipt of a copy of the Amendment. Borrower hereby consents to the Amendment and reaffirms the Security Agreement and the other Loan Documents to which it is a party and acknowledges that the execution and delivery of this Amendment shall have no effect on its obligations under the Security Agreement or such other Loan Documents, each of which remains the legal, valid and binding obligation of the Borrower and are hereby reaffirmed.
4.4
Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

4.5
Further Assurances. Borrower agrees to promptly take such action, upon the reasonable request of the Agent, as is necessary to carry out the intent of this Amendment.

4.6
Entirety. This Amendment and the other Loan Documents is intended by the parties hereto as a final expression of their agreement and is intended as a complete statement of the terms and conditions of their agreement with respect to the subject matter of this Amendment.

4.7
Counterparts; Telecopy. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be an original, but all of which, taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment or any other document required to be delivered hereunder, by fax transmission, e-mail or other electronic transmission (e.g. “pdf” or “tif”) shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile, e-mail or other electronic transmission also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

4.8
GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF NEW YORK AND THE VALIDITY OF THIS AMENDMENT AND THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF AND THE RIGHTS OF THE PARTIES THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
4.9
Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided that the Borrower may not assign or transfer any interest or rights hereunder without the prior written consent of Agent and the Lenders and any such prohibited assignment or transfer shall be absolutely void.

4.10
Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process, waiver of jury trial and judicial reference provisions set forth in Sections 11.8, 11.9 and 11.10 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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